The Lincoln National Life Insurance Company

Lincoln Life Variable Annuity Account N

Lincoln ChoicePlusSM Bonus

Supplement dated January 12, 2011 to the May 1, 2010 Prospectus, as supplemented

This supplement outlines a correction to certain information provided in the prospectus supplement dated November 15, 2010.  This supplement is for informational purposes and requires no action on your part.

Expense Tables.  The charges on the following tables were reported incorrectly in the November 15, 2010 supplement. The following tables replace the same tables found in the Expense Table – Optional Rider Charges section of the November 15, 2010 supplement:

The next table describes charges that apply only when i4LIFE® Advantage is in effect. The charge for any Guaranteed Income Benefit, if elected, is added to the i4LIFE® Advantage charge and the total is deducted from your average daily Account Value.

i4LIFE® Advantage Payout Phase (On and After the Periodic Income Commencement Date):

i4LIFE® Advantage with the Guaranteed Income Benefit (version 4) (as a daily percentage of average Account Value):

	Enhanced Guaranteed Minimum Death Benefit (EGMDB)	Account Value Death Benefit
Annual Charge	2.05%	1.85%
Guaranteed Income Benefit (version 4) Charge	2.00%*	2.00%*
Total i4LIFE® Advantage with Guaranteed Income Benefit (version 4) Charge	4.05%	3.85%
*The charge shown is the guaranteed maximum annual percentage charge for the Guaranteed Income Benefit (version 4). The current percentage charge for the single life option will be 0.65% once the rider becomes available.  The current percentage charge for the joint life option will be 0.85% once the rider becomes available.

i4LIFE® Advantage with the Guaranteed Income Benefit (versions 1, 2 and 3) (as a daily percentage of average Account Value):

	Enhanced Guaranteed Minimum Death Benefit (EGMDB)	Account Value Death Benefit
Annual Charge	2.05%	1.85%
Guaranteed Income Benefit (versions 1, 2 and 3) Charge**	1.50%*	1.50%*
Total i4LIFE® Advantage with Guaranteed Income Benefit (versions 1, 2 and 3) Charge	3.55%	3.35%
*The charge shown is the guaranteed maximum annual percentage charge for the Guaranteed Income Benefit (versions 1, 2 and 3). The current percentage charge is 0.50%.
**Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed the ability in the future to purchase either i4LIFE® Advantage with the Guaranteed Income Benefit (either version 2 or version 3 depending upon the terms of their rider) and may purchase the Guaranteed Income Benefit at or below the maximum charge that is in effect for that Guaranteed Income Benefit on the date that they purchased the Lincoln Lifetime IncomeSM Advantage.

Charges and Other Deductions – Rider Charges. The charges in the following section were reported incorrectly in the November 15, 2010 supplement. The two paragraphs below replace the same two paragraphs in the i4LIFE® Advantage Guaranteed Income Benefit Charge section of the November 15, 2010 supplement:

i4LIFE® Advantage Guaranteed Income Benefit Charge.  The Guaranteed Income Benefit  (version 4) which is available for purchase with i4LIFE® Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for version 1, 2 and 3), which is added to the i4LIFE® Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.50% (2.35% for version 1, 2 and 3) for the i4LIFE® Advantage Account Value death benefit; and 2.70% (2.55% for version 1, 2 and 3) for the i4LIFE® Advantage EGMDB.

On or after November 15, 2010, if you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE® Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE® Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.70% for the i4LIFE® Advantage Account Value death benefit; and 2.90% for the i4LIFE® Advantage EGMDB.

Please retain this supplement for future reference.